As filed with the Securities and Exchange Commission on August 2, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22748

YCG Funds
 (Exact name of registrant as specified in charter)

3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
 (Address of principal executive offices) (Zip code)

William Kruger
YCG Funds
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
 (Name and address of agent for service)

(512) 505-2347
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  December 1, 2016 to May 31, 2017

Item 1. Reports to Stockholders.

YCG ENHANCED FUND
a series of the YCG Funds

Semi-Annual Report
May 31, 2017	Ticker Symbol: YCGEX

YCG Enhanced Fund

MESSAGE TO SHAREHOLDERS
(Unaudited)

Dear Fellow Shareholder:

For the six-month period ending May 31, 2017, the YCG Enhanced Fund (the “Fund”) achieved a total net return of 13.42%. During the same time period, the S&P 500 Index had a total return of 10.81%.

The Fund’s top five equity winners and top five equity losers during this period were as follows:

TOP FIVE EQUITY	TOP FIVE EQUITY
WINNERS	LOSERS
Unilever NV – ADR	Express Scripts Holding Co.
Nestle SA – ADR	Western Union Co.
Colgate-Palmolive Co.	Wells Fargo & Co.
Cie Financiere Richemont SA – ADR	Verisk Analytics, Inc.
PepsiCo., Inc.	Twenty-First Century Fox, Inc.

The top 5 equity winners and equity losers are determined based on a ranking of the dollar gains and losses of all the equity securities owned in the portfolio over the period specified above. This calculation excludes the portfolio’s options positions, which may have experienced a gain or a loss during the period specified. Additionally, the fund seeks to maximize long term capital appreciation with reasonable investment risk. We believe that one year is too short a period to accurately assess the soundness of our investment strategy, and, thus, we try not to draw too many conclusions from the chart above. Instead, we evaluate ourselves by the fund’s performance over a full economic cycle, which we define as a period that includes both a recession and an economic expansion.

During the Fund’s fiscal first half, the S&P 500 added six more months and substantial additional gains to what is already one of the longest and most profitable bull markets in history.1 Since bottoming roughly eight years ago at 666, the S&P 500 has, almost without interruption, climbed to 2,412, a stellar return of 262% that doesn’t even include the roughly 2% per year dividend yield received along the way.2

Unfortunately, many investors have not fully participated in this rally because they have attempted to time the market. As can be seen in the graph below, this behavior is woefully misguided.

_______________

[1]	http://fortune.com/2017/03/09/stock-market-bull-market-longest/
[2]	The S&P 500 reached its intraday bottom on March 6, 2009, and it finished at 2,411.80 as of May 31, 2017.

YCG Enhanced Fund

S&P 500 Index Return vs. Average Equity Mutual Fund Investor Return

9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Average Annual Return
1996-2015
8.19%
0.79%
0.54%
0.68%
1.50%
4.67%
S&P 500
Fund Expenses
Lack of Availability of Cash to Invest
Need for Cash
Voluntary Investor Behavior Underperformance
Average Equity Mutual Fund Investor

Source: *Quantitative Analysis of Investor Behavior* by Dalbar, Inc. (December 2016). Average equity investor performance results are calculated using data supplied by the Investment Company Institute. Investor returns are represented by the change in total mutual fund assets after excluding sales, redemptions and exchanges. This method of calculation captures realized and unrealized capital gains, dividends, interest, trading costs, sales charges, fees, expenses and any other costs.

While the S&P 500 appreciated 8.19% per year during the period from January 1, 1996, to December 31, 2015, the equity mutual fund investor made only 4.67% per year. Of this difference, the research firm Dalbar attributes the largest portion to voluntary investor behavior with this category alone decreasing the average equity mutual fund investor’s return by 1.50% per year.3 A 1.50% return gap makes a dramatic impact over time. Assuming a $10,000 initial investment, the “do-nothing” equity mutual fund investor in the graph above would finish the 20-year period with $33,116, a sum over 30% greater than the $24,914 that the “market-timing” equity mutual fund investor would have accumulated over the same time period.4

_______________

[3]	For more information on the methodology supporting this analysis, see http://www.qidllc.com/wp-content/uploads/2016/02/2016-Dalbar-QAIB-Report.pdf.
[4]
This calculation assumes that the “market-timing” equity mutual fund investor earns a compound annual return of 4.67% over the 20-year period while the “do-nothing” equity mutual fund investor earns a compound annual return of 6.17% (4.67% plus the 1.50% voluntary investor behavior penalty) over the same period. This example is a hypothetical example and does not imply any future performance.

YCG Enhanced Fund

We believe attempts at market timing prove so damaging for two reasons. First, given that the market has generated materially higher returns than cash and its “risk-free” substitutes over the long term yet been unpredictable in the short to medium term, any time spent out of the market has been likely to result in foregone returns. We believe this logic holds true even when the market appears to be expensive relative to history, as it does today, so long as we can identify investments that we believe will produce attractive rates of return from prevailing prices. Second, humans’ natural tendencies to use our brains as mostly post-hoc rationalizers of our emotions exacerbate the downside of trying to time the market. Since our natural response to declining markets or funds is fear and our natural response to rising ones is greed, our attempts to trade are likely to be ill timed and thus even more value destructive than a pure opportunity cost analysis would suggest.

We believe the “timing fallacy” occurs just as frequently in individual stocks as it does in the market as a whole.  Just as many investors recognize that the market could be a powerful, wealth-building opportunity, we believe many investors recognize the potential of making money over time in some of the multinational companies we own. However, these investors, just like the ones in the chart above, believe they can further improve their investment results by timing their entry into and exit from these businesses. We believe these timers are equally misguided, and, thus, once we purchase shares in a business that we believe is both great and available at a reasonable price relative to other investment opportunities, we are apt to hold on to it for long time. Moreover, because investors compound their timing mistakes by fearfully selling temporarily struggling great businesses while rationalizing this behavior as “market timing”, we are always vigilantly searching for situations in which great businesses with long-term tailwinds are experiencing short- to medium-term macro-economic, competitive, and/or operational pressures.

We recently took a position in one such business, Estee Lauder, during a period in which it was grappling with both macro-economic and company-specific operational concerns.

Estee Lauder

We believe Estee Lauder, the second biggest beauty company in the world by revenue, is a great business. It operates in an industry with extremely favorable characteristics, is a clear global leader in this industry, and is controlled by a founding family with a large vested interest in the long-term success of the company. Let’s examine each of these advantages.

First, Estee Lauder operates in an industry with extremely favorable characteristics. Cosmetics such as makeup, skin creams, fragrances, and hair products are disposable and have short repurchase cycles, causing the demand for them to be stable across varied economic environments – so stable, in fact, that global cosmetics revenue even

YCG Enhanced Fund

grew during the Recession of 2008.5 Additionally, the importance of beauty as both a social activity and a sign of status means that, as wealth goes up, spending on beauty is likely to follow. The data supports this thesis with the estimated share of personal care in global consumer expenditures growing from 2.33% in 1996 to 2.41% by the end of 2016.6  Besides demonstrating the rising importance of personal care to global consumers, this statistic also highlights that personal care expenditures are still quite small relative to total consumer expenditures. Even in a mature market like the U.S., consumers only spend around 6% on personal care.7  Since cosmetics are only a subset of this already small percentage, many brands should be able to raise prices for many years without pushback since the high value-add of the products combined with their low purchase prices as a percent of disposable income means consumers are unlikely to expend the time and energy to search for substitutes. Additionally, many consumers in emerging countries spend much less than the global average on cosmetics, yielding a large opportunity to increase both pricing and volume over time in these markets. Technological trends further buttress the case for cosmetics growth. The increasing ubiquity of cameras combined with the growth of social apps such as Facebook, Snapchat, and Instagram has turbo-charged photograph taking and sharing, fueling makeup sales. This sales boost is unlikely to abate anytime soon. Anyone with children knows the centrality of the camera in the lives of today’s young people. As young people have children of their own, “camera natives” will become an ever-larger percentage of the population over time, providing a long-term tailwind to makeup revenue.  Finally, it’s not lost on us that, even in rich countries, a full 50 percent of the population consume few, if any, cosmetics. Interestingly, this fact may be changing. Millennials report more acceptance of male cosmetics than prior generations,8 and macho, socially conservative South Korea, where men report using 13 grooming products per month, demonstrates that the probability of widespread adoption may be higher than most investors believe.9  Regardless, we don’t think we’re paying much for this growth opportunity, giving us a low-cost option with a potentially very large payoff.

Second, Estee Lauder, as the second largest beauty company in the world, holds a very advantaged position in the cosmetics industry. Estee Lauder has sales in 150 countries and territories all over the world with 42% occurring in the Americas, 39%

_______________

[5]	See https://www.statista.com/statistics/307411/revenue-of-the-global-cosmetics-industry/.
[6]	See http://www.loreal-finance.com/_docs/0000000132/CAGNY_2017_2402_.pdf.
[7]	See https://www.bls.gov/opub/reports/consumer-expenditures/2015/pdf/home.pdf.
[8]	See http://www.adweek.com/brand-marketing/millennial-guys-are-turning-makeup-150313/.
[9]
See http://www.smh.com.au/business/world-business/south-korean-men-are-wearing-makeup-and-its-serious-business-20161228-gtivin.html, http://money.cnn.com/2015/10/04/news/south-korea-men-cosmetics/, and http://www.economist.com/news/business/21679459-how-local-cosmetics-brands-are-getting-under-mens-skin-east-rouge.

YCG Enhanced Fund

in Europe/Middle East/Africa, and 19% in Asia/Pacific.10  The company is also diversified by channel with 46% of its sales coming from department stores, 12% from travel retail (airports, etc.), 11% from freestanding retail stores, 8% from specialty and multichannel stores, 6% from its brands’ websites, 5% from perfumeries, and 12% from other outlets, which include salons, spas, military, and pharmacies. Additionally, the company owns more than 25 of the most popular beauty brands including MAC, Clinique, Bobbi Brown, Tom Ford Beauty, and, of course, Estee Lauder. This level of diversification by country, channel, and brand serves to mitigate risk because struggles in some areas of the company are likely to be offset by successes in others.  Interestingly, though, Estee Lauder has chosen to be somewhat less diversified in product line relative to its bigger competitor, L’Oreal. Thus far, this decision has proved quite prescient, as Estee Lauder is over-indexed to the beauty categories that stand to benefit most from our increasingly camera-focused culture with over 80% of its revenue in skin care and makeup and less than 20% in fragrance and hair care. Estee Lauder has further focused its resources on higher end items, enabling the company to become the leader in global prestige beauty with 14.5% market share.11  Even more impressively, it dominates the prestige make-up category with 27.7% share versus L’Oreal, the number two player, at 13.0%. In summary, we believe the combination of Estee Lauder’s marketing and distribution power with its strength in luxury is likely to confer above industry pricing and revenue growth over time. Estee Lauder’s 7% constant currency sales growth over the last five years versus 5% growth for the prestige beauty category and 3.5% for mass and direct beauty seems to support this case.

Lastly, the beauty industry is characterized by high founding family ownership, which we believe is likely to result in rational, long-term oriented growth, investment, and pricing strategies. Estee Lauder is no exception. The Lauder family owns approximately 40 percent of the total common stock and about 87 percent of the voting power, protecting them from the subset of private equity and activist “investors” who prioritize short-term profits over long-term business value.  Nowhere is Estee Lauder’s long-term mindset more apparent than on its balance sheet. Unlike many other businesses that have used the low interest rate environment to lever up, Estee Lauder has remained conservative, giving it a financial war chest that it can use to protect its competitive position, invest for growth, and/or cushion results during economic downturns.

As a result of these many favorable characteristics, Estee Lauder has generally been expensive relative to other opportunities in the market (and even relative to other consumer staples). However, a combination of macroeconomic and company-specific operational concerns meaningfully closed this gap at the end of last year.

_______________

[10]	Data on geographic, channel, and product line splits comes from Estee Lauder’s 2016 10-K.
[11]	Data on market share comes from https://www.elcompanies.com/~/media/Files/E/Estee-Lauder/events-and-presentations/barclays-presentation.pdf.

YCG Enhanced Fund

On the macroeconomic side, investors have built a narrative of optimism over the last nine years about the United States’ medium-term economic prospects relative to the rest of the world. This U.S. optimism has negatively affected Estee Lauder, which generates approximately 70 percent of its revenues internationally, in two main ways. First, it has likely pressured the relative price-to-earnings multiple that investors are willing to pay for the international component of Estee Lauder’s business. Second, the rising optimism about the U.S. has increased the demand for U.S. dollars, causing the value of the dollar to rise relative to other currencies. This dollar strength has reduced the value of Estee Lauder’s international sales and profits to U.S. investors. For instance, if the U.S. dollar strengthened by 10 percent relative to the Euro, then a U.S. investor would receive 10 percent fewer dollars from a constant amount of European sales. To make matters worse, roughly half of Estee Lauder’s costs are U.S. dollar-based compared with only a third of its sales, pressuring international profits to an even greater extent than international sales.

On the operational side, Estee Lauder has also experienced some challenges. At the end of last year, after several years of steady 6 to 7% underlying sales growth, Estee Lauder reported a below-expectation quarter of 2% underlying sales growth. On its earnings call, Estee Lauder explained that the sharp drop-off in sales was due, in large part, to mid-tier malls’ struggles to drive traffic in the face of accelerating ecommerce disruption. Having previously believed that the company was largely immune from these forces, the weak sales figure forced investors to confront the hard truth that Estee Lauder, with 46% of its sales coming from department stores, could experience slower and/or lumpier growth over the medium term as it adjusts to the changing retail environment.

Despite its macroeconomic and operational struggles, we believe few investors would question the long-term outlook of Estee Lauder given its many strong brands, its large international growth opportunity, its conservative capital structure, and its leading market share in prestige beauty, an industry with the classic status characteristics that we believe confer enduring pricing power. Nevertheless, we believe many investors responded to the company’s short- to medium-term struggles by rotating out of Estee Lauder to, in many cases, lower quality businesses that they believed had better short-term dynamics, such as more domestic consumer staples and cyclicals levered to the so-called “Trump trade” (i.e. those that would benefit from success on Republican policy objectives such as increased infrastructure spending, lower tax rates, higher interest rates, and a stronger dollar). Because of our long-term focus, we zigged when these investors zagged and bought shares of Estee Lauder during this period. While we don’t know whether Estee Lauder will go up this week, this month, or even this year, we believe we acquired shares in the company at a price that will allow us to compound our capital at attractive rates for years to come.

YCG Enhanced Fund

Concluding Remarks

The siren song of market timing is incredibly seductive. It promises the big long-term gains of the stock market without the painful interim losses. Unfortunately, as in the Greek myths, heeding the song’s appeal is more likely to lead to sorrow than elation. Instead of succumbing to our false hopes, we must stoically accept that the economy, the stock market, and our companies will experience occasional but unpredictable periods of difficulty.  Our acceptance of this fact helps us to remain invested in both good times and bad, to buy great businesses when they’re experiencing transitory problems, and to temper our enthusiasm during ebullient bull markets like today’s. Finally, it’s informed our decision to employ a strategy focused on owning dominant, easy-to-understand, conservatively levered businesses that, while perhaps more boring than other approaches, we believe should slowly compound wealth over time, no matter what the future holds.

As always, please feel free to call us with any questions or concerns, and we thank you for your trust.

Sincerely,

The YCG Team

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests primarily in equity securities without regard to market capitalization, thus investments will be made in mid and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may also write put options and covered call options on a substantial portion of the Fund’s long equity portfolio, which have the risks of early option contract assignment forcing the Fund to purchase the underlying stock at the exercise price which may be the cause of significant losses due to the failure of correctly predicting the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  Covered call writing may limit the upside of an underlying security.  The Fund may also invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Diversification does not guarantee a profit or protect from loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of Fund holdings.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market. It is not possible to invest directly in an index.

Dividend Yield is a financial ratio that indicates how much a company (or a group of companies in the case of an index) pays out in dividends each year relative to its share price.

The Price-to-Earnings Multiple is a widely used valuation metric. It is the ratio of a company’s share price to its earnings per share.

YCG Enhanced Fund

EXPENSE EXAMPLE
For the six months ended May 31, 2017 (Unaudited)

As a shareholder of the YCG Enhanced Fund (the “Fund”), you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2016 to May 31, 2017.

Actual Expenses

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

YCG Enhanced Fund

EXPENSE EXAMPLE (continued)
For the six months ended May 31, 2017 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	12/01/2016 –
	12/01/2016	5/31/2017	5/31/2017
Actual	$1,000.00	$1,134.20	$6.33
Hypothetical (5% return
before expenses)	1,000.00	1,019.00	5.99

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

YCG Enhanced Fund

GROWTH OF $10,000 INVESTMENT
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 28, 2012 (commencement of the Fund’s operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost.  Index returns do not reflect the effects of fees or expenses.  It is not possible to invest directly in an index.

			Since Inception
	One Year	Three Year	(12/28/2012)
Annual Returns
YCG Enhanced Fund	15.48%	8.98%	13.10%
S&P 500 Index	17.47%	10.14%	15.45%

YCG Enhanced Fund

TOP TEN EQUITY HOLDINGS
May 31, 2017 (Unaudited)

Percentage of
Net Assets
Nestle SA – ADR	7.96%
Colgate-Palmolive Co.	7.77%
PepsiCo., Inc.	7.07%
Unilever NV – ADR	6.91%
MasterCard, Inc. – Class A	6.09%
Aon PLC	5.84%
Wells Fargo & Co.	5.01%
MSCI, Inc.	4.70%
Nike, Inc. – Class B	4.11%
Procter & Gamble Co.	4.09%
Total	59.55%

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
May 31, 2017 (Unaudited)

For presentation purposes, the Fund has grouped some of the industry categories.  For purpose of categorizing securities with Section (8)(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific classifications.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS
May 31, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS – 91.94%

Banks – 5.01%
Wells Fargo & Co.	122,181	$6,248,336

Beverages – 8.57%
Coca-Cola Co.	41,047	1,866,407
PepsiCo., Inc.	75,379	8,809,544
		10,675,951

Capital Markets – 9.49%
Moody’s Corp.	21,500	2,546,675
MSCI, Inc.	57,630	5,862,700
The Charles Schwab Corp.	88,200	3,417,750
		11,827,125

Food & Staples Retailing – 1.86%
CVS Health Corp.	30,155	2,316,809

Food Products – 9.21%
Nestle SA – ADR	116,504	9,921,481
The Hershey Co.	13,552	1,562,139
		11,483,620

Health Care Providers & Services – 3.09%
Express Scripts Holding Co. (a)	64,460	3,851,485

Household Products – 11.85%
Colgate-Palmolive Co.	126,716	9,676,034
Procter & Gamble Co. (b)	57,834	5,094,597
		14,770,631

Insurance – 5.84%
Aon PLC	55,570	7,274,669

Internet Software & Services – 3.18%
Alphabet, Inc. – Class C (a)	4,114	3,969,434

IT Services – 8.74%
MasterCard, Inc. – Class A	61,780	7,591,526
Western Union Co.	173,342	3,296,965
		10,888,491

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
May 31, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS – 91.94% (continued)

Media – 5.03%
Discovery Communications, Inc. – Class C (a)	98,009	$2,531,572
The Walt Disney Co.	14,382	1,552,393
Twenty-First Century Fox, Inc. – Class A	80,555	2,184,652
		6,268,617

Personal Products – 8.01%
The Estee Lauder Companies, Inc.	14,593	1,373,785
Unilever NV – ADR	151,657	8,611,084
		9,984,869

Professional Services – 1.98%
Verisk Analytics, Inc. (a)	30,434	2,461,806

Software – 2.05%
Microsoft Corp.	36,513	2,550,068

Textiles, Apparel & Luxury Goods – 8.03%
Cie Financiere Richemont SA – ADR	584,760	4,881,869
NIKE, Inc. – Class B	96,701	5,124,186
		10,006,055
TOTAL COMMON STOCKS
(Cost $88,767,124)		114,577,966

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
May 31, 2017 (Unaudited)

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS – 6.08%

U.S Treasury Bills – 6.08%
United States Treasury Bill
0.000%, 06/08/2017 (a)	$235,000	$234,974
0.000%, 07/06/2017 (a)	433,000	432,783
0.000%, 07/20/2017 (a)	82,000	81,940
0.000%, 07/27/2017 (a)	398,000	397,655
0.000%, 08/03/2017 (a)	311,000	310,508
0.000%, 08/10/2017 (a)	685,000	683,790
0.000%, 08/17/2017 (a)	186,000	185,637
0.000%, 08/24/2017 (a)	85,000	84,818
0.000%, 08/31/2017 (a)	1,406,000	1,402,614
0.000%, 09/07/2017 (a)	97,000	96,754
0.000%, 09/21/2017 (a)	227,000	226,332
0.000%, 09/28/2017 (a)	45,000	44,858
0.000%, 10/05/2017 (a)	133,000	132,545
0.000%, 10/12/2017 (a)	343,000	341,766
0.000%, 10/19/2017 (a)	311,000	309,810
0.000%, 10/26/2017 (a)	914,000	910,270
0.000%, 11/09/2017 (a)	151,000	150,312
0.000%, 11/16/2017 (a)	325,000	323,434
0.000%, 11/24/2017 (a)	1,228,000	1,221,702
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,575,015)		7,572,502
Total Investments (Cost $96,342,139) – 98.02%		122,150,468
Other Assets in Excess of Liabilities – 1.98%		2,463,943
TOTAL NET ASSETS – 100.00%		$124,614,411
Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-Income Producing.
(b)	A portion of this security is pledged as collateral on options written. As of May 31, 2017, the value of collateral is $2,642,700.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN
May 31, 2017 (Unaudited)

	Contracts	Value
CALL OPTIONS
Discovery Communications, Inc. – Class C
Expiration: June 2017; Exercise Price: $30.00	332	$830
PUT OPTIONS
Alphabet, Inc.
Expiration: July 2017; Exercise Price: $920.00	13	11,830
Estee Lauder Companies, Inc.
Expiration: July 2017; Exercise Price: $92.50	57	8,123
Expiration: July 2017; Exercise Price: $95.00	33	8,250
Express Scripts Holding Co.
Expiration: August 2017; Exercise Price: $60.00	127	34,671
Moody’s Corp.
Expiration: June 2017; Exercise Price: $120.00	21	5,082
Expiration: August 2017; Exercise Price: $115.00	197	52,402
NIKE, Inc. – Class B
Expiration: June 2017; Exercise Price: $55.00	129	29,283
Expiration: June 2017; Exercise Price: $57.50	104	49,920
Expiration: July 2017; Exercise Price: $55.00	122	35,746
Verisk Analytics, Inc.
Expiration: June 2017; Exercise Price: $80.00	326	20,375
Total Options Written (Premiums received $345,503)		$256,512

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2017 (Unaudited)

ASSETS:
Investments, at value (Cost $96,342,139)	$122,150,468
Cash	884
Cash held as collateral for options written	20,688
Deposits with brokers for options written	2,509,292
Receivable for Investments sold	7,918
Receivable for Fund shares sold	102,273
Dividends and interest receivable	261,201
Prepaid expenses	21,797
Total Assets	125,074,521

LIABILITIES:
Options written, at value (Premiums received $345,503)	256,512
Payable for Investments purchased	1,713
Payable for Fund shares redeemed	82,657
Payable to investment advisor	87,759
Other accrued expenses	31,469
Total Liabilities	460,110
NET ASSETS	$124,614,411

NET ASSETS CONSIST OF:
Capital stock	$96,006,258
Undistributed net investment income	358,856
Undistributed accumulated net realized gain	2,351,977
Net unrealized appreciation
Investments	25,808,329
Written options	88,991
Total Net Assets	$124,614,411
Shares outstanding (unlimited shares of no par value authorized)	8,114,909

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE(1)	$15.36

(1)	A redemption fee of 2.00% is assessed against shares redeemed within 90 days of purchase. See Note 2h.

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF OPERATIONS
For the six-months ended May 31, 2017 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,030,749
Interest income	26,175
Total investment income	1,056,924
EXPENSES:
Investment advisory fees	586,612
Shareholder Service fees	39,104
Compliance fees	27,254
Administration fees	27,008
Legal fees	26,025
Federal and state registration fees	18,265
Transfer agent fees and expenses	17,550
Accounting fees	15,104
Audit and tax fees	8,008
Trustee fees and expenses	6,238
Custody fees	6,126
Insurance fees	5,716
Reports to shareholders	4,866
Miscellaneous expenses	2,261
Total expenses before reimbursements/recoupments	790,137
Expense reimbursement by investment advisor (See Note 5)	(92,069)
Net Expenses	698,068
NET INVESTMENT INCOME	358,856
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on
Investments	1,288,223
Options written	1,100,406
Total	2,388,629
Net change in unrealized appreciation (depreciation) on
Investments	12,115,116
Options written	(170,253)
Total	11,944,863
Net realized and unrealized gain on investments	14,333,492
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$14,692,348

(1)	Net of $56,060 in foreign withholding taxes.

See notes to financial statements.

YCG Enhanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months
	Ended
	May 31, 2017	Year Ended
	(Unaudited)	November 30, 2016
OPERATIONS:
Net investment income	$358,856	$603,540
Net realized gain on investments
and options written	2,388,629	2,944,746
Net change in unrealized
appreciation on investments
and options written	11,944,863	908,061
Net increase in net assets
resulting from operations	14,692,348	4,456,347

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,367,377	22,418,615
Proceeds from reinvestment of distributions	3,410,493	1,865,833
Redemption fees	506	2,619
	10,778,376	24,287,067
Payments for shares redeemed	(6,840,370)	(6,747,857)
Net increase	3,938,006	17,539,210

DISTRIBUTIONS PAID FROM:
Net investment income	(603,540)	(381,885)
From net realized gains	(2,980,722)	(1,584,932)
Total dividends and distributions	(3,584,262)	(1,966,817)
TOTAL INCREASE IN NET ASSETS	15,046,092	20,028,740

NET ASSETS:
Beginning of year	109,568,319	89,539,579
End of year (including undistributed
net investment income of
$358,856 and $603,540)	$124,614,411	$109,568,319

CHANGES IN SHARES OUTSTANDING:
Shares sold	515,080	1,654,593
Issued in reinvestment of distributions	247,496	137,395
Shares redeemed	(472,300)	(490,659)
Net increase	290,276	1,301,329

See notes to financial statements.

YCG Enhanced Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period

						December 28,
	Six Months					2012(1)
	Ended					through
	May 31, 2017		Year Ended November 30,			November 30,
	(Unaudited)		2016	2015	2014	2013
NET ASSET VALUE:
Beginning of period	$14.00		$13.73	$14.00	$12.57	$10.00

OPERATIONS:
Net investment income	0.05		0.08	0.06	0.07	0.05
Net realized and unrealized
gain on investment securities	1.78		0.48	0.24	1.61	2.52
Total from investment operations	1.83		0.56	0.30	1.68	2.57
Redemption fee proceeds	—	(2)	— (2)	— (2)	— (2)	—	(2)
Dividends from
net investment income	(0.08)		(0.06)	(0.06)	(0.08)	—
Dividends from net realized gains	(0.39)		(0.23)	(0.51)	(0.17)	—
Total distributions	(0.47)		(0.29)	(0.57)	(0.25)	—

NET ASSET VALUE:
End of period	$15.36		$14.00	$13.73	$14.00	$12.57

TOTAL RETURN	13.42	%(3)	4.11%	2.25%	13.58%	25.70	%(3)

SUPPLEMENTAL DATA
AND RATIOS:
Net assets; end of period (000’s)	$124,614		$109,568	$89,540	$84,112	$50,433
Ratio of expenses to
average net assets:
Expenses including
reimbursement (recapture)	1.19	%(4)	1.24%	1.39%	1.39%	1.39	%(4)
Expenses excluding
reimbursement (recapture)	1.35	%(4)	1.36%	1.32%	1.38%	1.70	%(4)
Net investment income including
reimbursement (recapture)	0.61	%(4)	0.58%	0.43%	0.55%	0.59	%(4)
Net investment income excluding
reimbursement (recapture)	0.45	%(4)	0.46%	0.50%	0.56%	0.28	%(4)
Portfolio turnover rate	5.73	%(3)	23.76%	18.49%	25.46%	9.21	%(3)

(1)	Date of inception.
(2)	Amount represents less than $0.01 per share.
(3)	Not Annualized.
(4)	Annualized.

See notes to financial statements.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS
May 31, 2017 (Unaudited)

1.	ORGANIZATION

YCG Funds (the “Trust”) is a Delaware statutory trust organized under Declarations of Trust dated September 4, 2012.  The Trust is an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended.  The Trust consists of one series, YCG Enhanced Fund (the “Fund”).  The Fund is classified and operates as a non-diversified fund under the 1940 Act.  The Fund commenced operations on December 28, 2012.  The Fund’s investment adviser is YCG, LLC (the “Adviser”).  There are an unlimited number of authorized shares.  The investment objective of the Fund is to maximize long-term appreciation with reasonable investment risk.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(a) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(b) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities that are traded on The Nasdaq OMX Group, Inc., referred to as NASDAQ are valued at the Nasdaq Official Closing Price.  Exchange-traded securities for which there were no transactions are valued at the current bid prices.  Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices.  Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value.  Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Options written or purchased by the Fund are valued at the last sales price.  If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices.  Any securities for

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2017 (Unaudited)

which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees.

Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$114,577,966	$—	$—	$114,577,966
Short-Term Investments	—	7,572,502	—	7,572,502
Total Investments
in Securities	$114,577,966	7,572,502	$—	$122,150,468
Liabilities
Other Financial
Instruments**
Options Written	$256,512	$—	$—	$256,512

*	Please refer to the schedule of investments to view securities by industry type.
**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the period.  There were no transfers between levels during the period.

It is the Fund’s policy to consider transfers between levels as of the end of the reporting period.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2017 (Unaudited)

c) Option Writing – The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral.  As of May 31, 2017, the Fund held securities with a value of $2,642,700 and cash of $2,529,980 as collateral for options written.  During the period, the Fund used written covered call and put options in a manner consistent with the strategy described above.

Statement of Assets and Liabilities – Values of Derivative Instruments as of May 31, 2017

	Liability Derivatives
Derivatives not
accounted for
as hedging
instruments	Location	Value
Equity Contracts – Options	Options written, at value	$256,512

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2017 (Unaudited)

The effect of Derivative Instruments on the Statement of Operations for the period ended May 31, 2017

Amount of Realized Gain on		Change in Unrealized Depreciation
Derivatives Recognized in Income		on Derivatives Recognized in Income
Derivatives not		Derivatives not
accounted for		accounted for
as hedging	Options	as hedging	Options
instruments	Written	instruments	Written
Equity Contracts	$1,100,406	Equity Contracts	$170,253

The average monthly value of options written during the period ended May 31, 2017 was $465,720.

See Note 4 for additional disclosure related to transactions in options written during the year.

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experience by the Fund.

Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2017 (Unaudited)

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of May 31, 2017:

Liabilities				Gross Amounts Not
Offset in the Statement
of Assets and Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
	Gross	in the	in the
	Amounts	Statement	Statement
	of	of Assets	of Assets
Description /	Recognized	and	and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Options Written
Interactive Brokers	$256,512	$—	$256,512	$—	$256,512	$—

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

d) Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.  As of and during the six months ended May 31, 2017, the Fund did not have any liabilities for unrecognized tax benefits.

e) Distributions to Shareholders – The Fund will declare and distribute any net investment income and any net realized long or short-term capital gains annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2017 (Unaudited)

f) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

g) Guarantees and Indemnifications – Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

h) Redemption Fee – Those who buy and sell the Fund within 90 calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the Statement of Changes in Net Assets.

i) Beneficial Ownership – The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At May 31, 2017, Charles Schwab & Co., Inc. for the benefit of its customers, held 28.34% of the outstanding shares of the Fund.

j) Other – Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of highest amortized cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.	INVESTMENT TRANSACTIONS

For the period ended May 31, 2017, the aggregate purchases and sales of securities, excluding short-term securities, were $15,151,764 and $5,976,785 respectively for the Fund.  For the period ended May 31, 2017, there were no long-term purchases or sales of U.S. Government securities for the Fund.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2017 (Unaudited)

4.	OPTION CONTRACTS WRITTEN

The premium amount and number of option contracts written during the period ended May 31, 2017, in the Fund were as follows:

	Amount of	Number of
	Premiums	Contracts
Outstanding at 11/30/16	$853,185	3,655
Options written	1,254,470	4,201
Options exercised	(363,237)	(1,230)
Options expired	(784,473)	(3,352)
Options closed	(614,442)	(1,813)
Outstanding at 05/31/17	$345,503	1,461

See Note 2 for additional disclosure related to transactions in options written during the period.

5.	INVESTMENT ADVISORY AGREEMENT

The Adviser acts as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) which has been approved by the Board (including a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons of any such party).  Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s investment portfolio.  The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions.  The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund.  In addition, the Adviser pays the salaries and fees of all officers of the Fund who are affiliated with the Adviser.  Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Fund.  Pursuant to the Expense Limitation Agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and dividend expenses on securities sold short and extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%.  In addition, to the

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2017 (Unaudited)

lifetime limit, effective April 1, 2016, the Adviser has agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses to do not exceed 1.19% at least through April 1, 2018. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. As of May 31, 2017, expenses of $139,338 and $92,069 are subject to recoupment by the Adviser, expiring during the period ended November 30, 2019 and May 31, 2020, respectively.

Certain officers, trustees and shareholders of the Fund are also owners or employees of the Adviser. Such officers receive no compensation from the Fund for serving in their respective roles.

6.	SERVICE AND CUSTODY AGREEMENTS

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS.  Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

7.	NON-DIVERSIFICATION RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

8.	FEDERAL TAX INFORMATION

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended	For the Year Ended
	November 30, 2016	November 30, 2015
Ordinary Income	$1,329,278	$1,587,964
Long-Term Capital Gains	637,539	1,835,601
Total	$1,966,817	$3,423,565

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  For the year ended November 30, 2016, there were no differences reclassified.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2017 (Unaudited)

B. Tax Basis of Investments

As of November 30, 2016, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

YCG Enhanced Fund
Tax cost of investments	$78,698,883
Gross unrealized appreciation	16,405,132
Gross unrealized depreciation	(2,747,946)
Net tax unrealized appreciation (depreciation)	13,657,186
Undistributed ordinary income	2,207,869
Undistributed long-term capital gains	1,376,242
Accumulated earnings	3,584,111
Other accumulated gains (losses)	258,770
Total accumulated earnings	$17,500,067

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales and the recognition of gains on certain foreign investments.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st, and other ordinary income attributable to the portion of the taxable year after December 31st. For the fiscal year ended November 30, 2016, there were no post-October or late-year losses.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

YCG Enhanced Fund

ADDITIONAL INFORMATION
(Unaudited)

1.	SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the year ended November 30, 2016, 100% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund qualify for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2016, 100% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund are designated as qualified dividend income.

2.	COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e. an “Independent Trustee”) received $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243.

3.	PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-444-9243 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the web site of the Securities and Exchange Commission at http:www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the year ended June 30, 2017 is available without charge, upon request, by calling 1-855-444-9243 or by accessing the website of the Securities and Exchange Commission.

4.	DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

YCG Enhanced Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. Trustees who are “interested persons”, as defined by the 1940 Act, are indicated by asterisk.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243.

Term of
		Office	Number of
		and	Portfolios	Principle	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and year born	the Fund	Served	Overseen	Five Years	Trustee
Brian Yacktman*	Trustee	Indefinite,	1	Manager, Principal	None.
3207 Ranch Road		Trustee		and Chief
620 South, Suite 200		since 2012		Investment Officer,
Austin, TX 78738	President	One year		YCG, LLC,
Age: 38		term,		investment adviser
		President		to the Fund,
		since 2012		since 2007.

William D. Kruger*	Chairman	Indefinite,	1	Manager, Principal	None.
3207 Ranch Road	and	Trustee		and CEO, YCG,
620 South, Suite 200	Trustee	since 2012		LLC, investment
Austin, TX 78738	Vice	One year		adviser to the Fund,
Age: 38	President	term, Vice		since 2008.
	and	President
since 2012
	Treasurer	One year
term,
Treasurer
since 2012

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principle	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and year born	the Fund	Served	Overseen	Five Years	Trustee

Independent Trustees:

Travis E.Oliphant	Trustee	Indefinite,	1	Scientific and	None.
3207 Ranch Road		Trustee		Technical software
620 South, Suite 200		since 2012		developer. CEO
Austin, TX 78738				of Continuum
Age: 46				Analytics since
January 2012.
President of
Enthought
from 2007 –
December, 2011.

Rory M. McDonald	Trustee	Indefinite,	1	Assistant Professor	None.
3207 Ranch Road		Trustee		of Business
620 South, Suite 200		since 2012		Administration in
Austin, TX 78738				the Technology
Age: 38				and Operations
Management Unit
at Harvard
Business School,
2013 – Present.
Assistant Professor
of Management,
University of Texas
at Austin, McCombs
School of Business,
2011 – 2013.

Cyril James Speirs	Trustee	Indefinite,	1	Retired, Previously,	None.
3207 Ranch Road		Trustee		Global Vice President
620 South, Suite 200		since 2017		Procurement for Whole
Austin, TX 78738				Foods Market, Inc.,
Age: 61				2005 – 2016.

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principle	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and year born	the Fund	Served	Overseen	Five Years	Trustee

Officers who are not Trustees:

Elliott Savage	Vice	One year	N/A	Manager,	N/A
3207 Ranch Road	President	term,		Principal and
620 South, Suite 200		Vice		Portfolio manager,
Austin, TX 78738		President		YCG, LLC,
Age: 37		since		investment adviser
		December		to the Fund,
		2012		since 2012.
	Secretary	One year		Senior Analyst,
		term,		Highside Capital
		Secretary		Management,
		since		2003 – 2012.
February
2016
	Assistant	One year
	Treasurer	term,
Assistant
Treasurer
since
December
2012

Lelia Long	Chief	One year	N/A	Investment	N/A
3207 Ranch Road	Compliance	term,		Management
620 South, Suite 200	Officer	Chief		& Compliance
Austin, TX 78738		Compliance		Consultant,
Age: 54		Officer since		Vigilant
		March 2016		Compliance LLC,
(2009 – Present).
Treasurer, New
Ireland Fund, Inc.
(2002 – Present).

*
Brian Yacktman and William Kruger are considered to be “interested persons” of the Trust, a term that is defined in the 1940 Act.  Mr. Yacktman and Mr. Kruger are interested persons because: (1) each is an officer of the Trust; and (2) each is the owner of the investment adviser to the Fund.

Each trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

(This Page Intentionally Left Blank.)

For Fund information and shareholder services, call
1-855-444-9243
web site: www.ycgfunds.com

YCG Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Investment Adviser
YCG, LLC
3207 Ranch Road 620 South, Suite 200
Austin, TX  78738

Chief Compliance Officer
Vigilant Compliance, LLC
Gateway Corporate Center
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, PA  19317

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI  53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI  53202

This report is submitted for the general information of shareholders of the YCG Enhanced Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains more information concerning the Fund’s investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable to semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  YCG Funds

By (Signature and Title)* /s/ Brian A. Yacktman
  Brian A. Yacktman, President

Date  7/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Brian A. Yacktman
   Brian A. Yacktman, President

Date  7/27/2017

By (Signature and Title)*  /s/ William D. Kruger
   William D. Kruger, Treasurer

Date  7/27/2017

* Print the name and title of each signing officer under his or her signature.